Investor Presentation Third Quarter 2018 Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements with respect to the financial condition, results of operations, trends in lending policies, plans, objectives, future performance or business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Forward-looking statements are not a guarantee of future performance or results, are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the information in the forward-looking statements. Factors that may cause such differences include: failures or breaches of or interruptions in the communications and information systems on which we rely to conduct our business; failure of our plans to grow our commercial real estate, commercial and industrial, public finance and healthcare finance loan portfolios; competition with national, regional and community financial institutions; the loss of any key members of senior management; fluctuations in interest rates; general economic conditions; risks relating to the regulation of financial institutions; and other factors identified in reports we file with the U.S. Securities and Exchange Commission. All statements in this presentation, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. 2

Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically tangible common equity (“TCE”), tangible assets (“TA”), tangible book value (“TBV”) per common share, tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), pre-tax, pre- provision earnings, and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the table at the end of this presentation under the caption “Reconciliation of Non-GAAP Financial Measures.” 3

A Pioneer in Branchless Banking • Digital bank with unique business model and nearly 20 years of operations • Highly scalable technology driven business • Nationwide deposit gathering and asset generation platforms • Attractive lending niches with growth opportunities • History of strong growth and a pathway to greater profitability $3.2B Assets $2.5B Loans $2.4B Deposits 4

Nationwide Branchless Deposit Franchise $329.8 million $2.4 Billion 13.5% Total Deposits* $402.5 million 16.5% $1,133.7 million 46.3% 31% 5-year CAGR* Nationwide consumer, $382.5 million $198.5 million small business and 8.1% 15.6% commercial deposit base Innovative technology and convenience supported by exceptional service * As of Sept 30, 2018; $226 million of brokered deposits and $1.5 million of balances in US territories/Armed Forces included in headquarters/Midwest balance 5

Multiple Opportunities to Grow Deposits . Capitalize on the enduring trend toward branchless banking – consumers and small business are increasingly moving their banking business online . Generate an increased level of lower-cost deposits as expansion of small-business, municipal and commercial relationships continue . Selectively target consumer deposits in tech-centric markets – building off success with Gen-Xers . Draw on nearly 20 years of branchless banking experience to attract more customers with best practices such as dedicated online relationship bankers delivering a superior client experience 6

National and Regional Asset Generation Platform Commercial banking franchise focused on specialized national businesses, as well as conventional lending in select regional markets National Regional . Single tenant lease financing . C&I – Central Indiana . C&I – Arizona . Public finance . Investor CRE – Central Indiana . Healthcare finance (via relationship with . Construction – Central Indiana Lendeavor) Consumer banking franchise operating on a nationwide lending platform . Digital direct-to-consumer mortgages . Specialty lending - horse trailers and RVs 7

Attractive Loan Growth Opportunities . Further market penetration of niche specialty lending . Public finance – geographic and product expansion; increased network of origination sources . Healthcare finance – geographic and product expansion . Entrance into new verticals – complement existing lines and add diversity . Focus is on specialty lending lines that are relatively low-risk and rooted in sustainable industries . Historic strong credit performance and/or favorable regulatory capital treatment . Long-term commitment to our specialty-line customers as major competitors often move in and out of these sectors . First Internet’s consistent market presence builds brand reputation within its niche markets 8

Entrepreneurial Culture Key to Success First Internet Bank has been recognized for its innovation and is consistently ranked among the best banks to work for, enhancing its ability to attract and retain top talent . Top Rated Online Business Bank in 2017 – Advisory HQ . TechPoint 2016 Mira Award “Tech-enabled Company of the Year” . Top 10 finalist – 2016 Indiana Public Company of the year presented by the CFA Society and FEI . Magnify Money ranked #1 amongst 2016 Best Banking Apps (Banker’s “Online Direct Banks”) . American Banker’s “Best Banks to Work For”  Five years in a row . “Top Workplaces in Indianapolis” The Indianapolis Star  Five years in a row including being #4 in 2018 and #2 on the list in 2017 . “Best Places to Work in Indiana”  Four of last six years . Mortgage Technology 2013 awarded top honors in the Online Mortgage Originator category 9

History of Strong Organic Growth Execution of the business strategy has driven consistent and sustained balance sheet growth Total Assets Total Loans Dollars in millions $3,203 Dollars in millions $2,494 CAGR: 33.8% vs. Peers1 at 14.9% $2,768 CAGR: 40.2% vs. Peers1 at 17.7% $2,091 $1,854 $1,270 $1,251 $971 $954 $802 $732 $501 2013 2014 2015 2016 2017 3Q18 2013 2014 2015 2016 2017 3Q18 Total Deposits Shareholders’ Equity Dollars in millions $2,447 Dollars in millions 1 CAGR: 31.2% vs. Peers at 14.7% $2,085 CAGR: 27.4% $288 $224 $1,463 $154 $956 $759 $104 $673 $91 $97 2013 2014 2015 2016 2017 3Q18 2013 2014 2015 2016 2017 3Q18 1 Source: SNL Financial; Small Cap US Banks. Peer data represents median value of publically traded Small Cap banks with a market capitalization between $250 million and $1.0 billion as of 9/30/18. 10

Improving Profitability Driven By Disciplined Capital Deployment Capital has been deployed into new loan verticals, driving earnings growth Net Income1,2 Diluted EPS1,2 $2.62 Dollars in thousands $23,668 $2.30 $2.39 $2.39 $21,822 $1.96 $17,072 $2.13 $1.51 $12,074 $15,226 $8,929 $0.96 $4,593 $4,324 2013 2014 2015 2016 2017 TTM 3Q18 2013 2014 2015 2016 2017 TTM 3Q18 Return on Average Assets1,2 Return on Average Tangible Common Equity1,2 0.81% 0.82% 9.95% 0.74% 0.74% 10.12% 9.84% 9.33% 0.67% 0.76% 9.17% 0.66% 7.65% 8.77% 0.50% 4.85% 2013 2014 2015 2016 2017 TTM 3Q18 2013 2014 2015 2016 2017 TTM 3Q18 1 See Reconciliation of Non-GAAP Financial Measures. 2 4Q17 reported net income of $3.5 million included the revaluation of the Company’s net deferred tax asset which reduced net income by $1.8 11 million and negatively impacted Net Income, EPS, ROAA and ROATCE.

Growth Drives Economies of Scale Scalable, technology-driven model has delivered increasing efficiency and is a key component driving improved operating leverage Net Interest Income - FTE Noninterest Expense / Average Assets Dollars in thousands $16,915 $16,625 $17,321 $15,471 $16,433 1.85% $13,517 1.77% $11,763 $11,160 1.63% 1.50% 1.47% 1.45% 1.40% 1.27% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Efficiency Ratio Total Assets Per FTE Dollars in millions $15.1 $15.6 64.0% $14.0 $12.9 $13.4 59.1% $12.1 57.7% 56.8% 56.9% $10.3 55.9% $9.7 54.2% 54.2% 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 12

Capital Markets History . Following the IPO in late 2013, the Company deployed capital to fund commercial loan growth which resulted in strong revenue growth and improved profitability . Capital offerings: . 2Q18: raised $57.5 million of common equity . 3Q17: raised $55.0 million of common equity . 2016: raised $71.3 million in combination of common equity and subordinated debt . Insider ownership ensures board, management and shareholder interests are aligned Tangible Common Equity1 Regulatory Capital Ratios $27.80 15.9% 15.4% $27.25 15.0% 14.7% 14.2% $26.09 13.7% 14.1% 14.0% $25.70 $26.05 12.7% $24.43 $23.94 13.5% $23.52 13.1% $23.04 11.9% 11.4% 11.4% 11.5% 10.9% 8.9% 8.9% 10.1% 8.1% 8.2% 7.9% 9.7% 9.9% 7.3% 7.5% 7.7% 6.7% 9.4% 8.7% 8.9% 8.4% 8.5% 8.2% 7.6% 7.5% 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 Tier 1 Leverage Tier 1 Capital Total Capital TBV Per Share TCE / TA 1 1 1 See Reconciliation of Non-GAAP Financial Measures 13

Capital Deployment . Combination of lower risk asset profile and top quartile asset quality performance provides ability to maximize capital leverage . Existing capital level provides capacity to handle significant balance sheet growth . Active balance sheet management to ensure growth and capital are managed efficiently Risk-Weighted Assets / Nonperforming Loans / Nonperforming Assets / Total Assets Total Loans1 Total Assets1 78% 0.85% 0.72% 71% 0.18% 0.03% INBK Peers2 Source: S&P Global Intelligence 1 Nonperforming loans and nonperforming assets include current troubled debt restructurings 2 Peer group includes publicly traded banks with assets of $2.5 billion to $5.0 billion; data as of June 30, 2018 14

Deposit Composition . Total deposits increased $449.5 million, or 22.5%, since 3Q17 Total Deposits - $2.4 Billion Total Non-Time Deposits - $663.0 Million As of September 30, 2018 As of September 30, 2018 1 $42.8 $94.7 2% 4% $47.0 2% $162.2 24% $478.5 19% $375.6 57% $63.2 10% $1,783.6 73% $62.0 9% Noninterest-bearing deposits Interest-bearing demand deposits Treasury management Public funds Savings accounts Money market accounts Small business Consumer Certificates and brokered deposits 1 Total non-time deposits excludes brokered non-time deposits 15

Loan Portfolio Overview Strategic loan growth has led to a more diversified portfolio $2,493.6 $2,374.0 Dollars in millions 8% $2,209.4 1 8% 2% Commercial and Industrial $2,091.2 2% 9% $1,868.5 9% 2% Commercial Real Estate 3% 11% 35% 37% Single Tenant Lease Financing 3% 38% $1,250.8 38% Public Finance 42% 13% $953.9 5% 24% Healthcare Finance 24% 15% 22% 7% 21% 49% 4% Residential Mortgage/HE/HELOCs 14% 3% 2% 39% 1% 2% 16% 16% 15% Consumer 17% 16% 19% 27% 12% 11% 11% 11% 11% 12% 14% 2015 2016 3Q17 4Q17 1Q18 2Q18 3Q18 . Growth driven by the expansion of existing markets and investments into new asset generation channels . Achieved growth and diversity while maintaining strong asset quality 1 Includes commercial and industrial and owner-occupied commercial real 16 estate balances

Commercial Real Estate Commercial real estate balances increased Single Tenant Lease Financing $85.5 million, or 10.2%, since 3Q17 Portfolio Diversity As of % of Red 7.3% Lobster Dollars in millions September 30, 2018 total 6.8% Walgreen's Single tenant lease financing $883.4 95.3% Construction 38.2 4.1% 5.8% Bob Evans Investor commercial real estate 5.6 0.6% 4.9% Total commercial real estate $927.2 100.0% 4.5% CVS Single tenant lease financing overview: 70.7% Burger King . Long term lease financing of single tenant All others properties occupied by financially strong lessees . Originations / commitments over the past twelve Texas 16.4% months exceeded $189 million Ohio . Nationwide platform provides ability to capitalize on 7.5% Georgia national correspondent network 6.3% North 58.4% . Expertise in asset class with streamlined execution Carolina 5.8% and credit process Florida 5.6% . Strong historical credit performance All others . Average portfolio LTV of approximately 50% 17

Commercial & Industrial Commercial & industrial overview: As of % of . Originations / commitments over the past Dollars in millions September 30, 2018 total twelve months exceeded $77 million Commercial & industrial $105.5 53.0% Owner-occupied CRE 93.6 47.0% . Primarily serves the borrowing and treasury Total commercial & industrial $199.1 100.0% management needs of small and middle- market businesses . Seasoned banking team leverages market Commercial & Industrial Balances knowledge and experience to serve clients in Dollars in millions $198.7 $199.1 a relationship-based approach $160.1 $146.5 $75.8 . $93.6 Business line built organically, adding select $57.7 personnel with specialized product or market $111.5 $44.5 expertise $34.3 $122.9 $102.0 $102.4 $105.5 . Indiana team focuses on Central Indiana $77.2 and adjacent Midwestern markets 2014 2015 2016 2017 3Q18 . Added to Arizona team to further enhance Commercial & industrial Owner-occupied CRE origination efforts . Strong credit performance to date 18

Public Finance

Public finance originations/commitments during the past twelve months exceeded $363 million

Public Finance Balances



Dollars in millions
$269.3
$438.3
$481.9
$566.2
$610.9
3Q17
4Q17
1Q18
2Q18
3Q18

Public finance overview:

- Launched in January 2017
- Provides a range of credit solutions for government and not-for-profit entities
- Borrowers' needs include short-term financing, debt refinancing, infrastructure improvements, economic development and equipment financing
- Initial efforts have focused on borrowers in Indiana and are now expanding to other geographic areas of the U.S.
- Recent team additions will strengthen efforts in equipment and energy finance and build out nationwide platform

Portfolio Composition



2.5%
2.5%
1.4%
3.6%
0.2%
6.7%
39.3%
13.5%
14.2%
16.1%
General Obligation
Essential use equipment loans
Water & sewer revenue
Lease rental revenue
Tax Incremental Financing (TIF) districts
Public higher education facilities
Gaming revenues
Sales tax, food and beverage tax, hotel tax
Income Tax supported loans
Short term cash flow financing (BAN)

Borrower Credit Rating



20.6%
39.5%
3.9%
23.4%
12.6%
AA+/Aa1
A+/A1
A/A2
BBB+/Baa1
Not rated

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Healthcare Finance

Healthcare finance originations/commitments over the past twelve months exceeded $88 million



Healthcare Finance Balances
Dollars in millions
$12.4
$31.6
$48.9
$65.6
$89.5
3Q17
4Q17
1Q18
2Q18
3Q18

Healthcare finance overview:

- Launched in second quarter 2017
- Strategic partnership with San Francisco–based Lendeavor
- Currently focused on dental and veterinary practices
- Borrowers' needs include practice finance or acquisition, acquiring or refinancing owner-occupied commercial real estate and equipment purchases
- Initial efforts have primarily focused on west coast with plans to expand nationwide

Portfolio Composition



1.2%
1.5%
15.4%
81.9%
Practice Refinance or Acquisition
Owner Occupied CRE
Equipment
Projects



28.7%
49.4%
4.3%
5.4%
5.6%
6.6%
California
Texas
Nevada
Arizona
Utah
All Others

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Residential Mortgage . Award-winning national online origination platform Well Diversified Mortgage Originations* . Geographic diversity provides opportunity to benefit from strengths in certain regions when 18.7% 19.3% there is weakness in 33.4% others . Highly efficient application and underwriting process 17.6% 11.0% . Full range of residential mortgage and home equity products . Central-Indiana based construction loan program *Last 12 months mortgage originations 21

Excellent Asset Quality Asset quality has improved significantly while balance sheet growth has continued NPAs / Total Assets NPLs / Total Loans 0.37% 0.90% 0.50% 0.09% 0.37% 0.31% 0.21% 0.17% 0.04% 0.04% 0.02% 0.01% 2013 2014 2015 2016 2017 3Q18 2013 2014 2015 2016 2017 3Q18 Allowance for Loan Losses / NPLs Net Charge-Offs (Recoveries) / Average Loans 6,525.0% 5,000.6% 1,959.5% 1,784.3% 1,013.9% (0.07%) 293.0% 0.17% 0.00% 0.15% 0.05% 0.04% 2013 2014 2015 2016 2017 3Q18 2013 2014 2015 2016 2017 3Q18 22

Interest Rate Risk Management . 3Q18 FTE net interest margin of 2.23%1 declined 10 bps compared to 2Q18 . 10 bps decline driven by interest rate compression / flattening yield curve . Ongoing hedging strategy in place . Enhances interest rate sensitivity of longer term fixed rate assets . Total notional value of $426.4 million pay fixed / receive variable swaps against assets . $338.2 million hedging public finance loans . $88.2 million hedging securities . Majority of swaps contain forward-start term to preserve current period net interest income . Offsets impact of higher short-term interest rates on deposits / FHLB borrowings . Total notional value of $130.0 million of pay fixed / receive variable swaps against funding . Interest rate sensitivity in instantaneous parallel shift upward rate scenarios: % Change for Parallel Shift in Interest Rates +50 bps +100 bps +200 bps Net interest income: year 1 0.98% 2.02% 3.67% Net interest income: year 2 3.22% 5.14% 8.55% 1 See Reconciliation of Non-GAAP Financial Measures. 23

Drivers of Value Creation Management has aligned interests and is committed to building shareholder value . Further extend the scope and market penetration in specialty lending lines . Diversify the revenue stream with additional sources of noninterest income . Expand deposit channels and drive mix toward an increase in low-cost deposits . Deepen niche business relationships to attract more deposits . Build upon entrepreneurial culture to attract and retain top talent 24

Appendix 25

Third Quarter 2018 Highlights . Quarterly net income of $6.3 million, up 28% over 3Q17 . Quarterly diluted EPS of $0.61 . Quarterly net interest income of $16.0 million, up 13% over 3Q17 . Total quarterly loan growth of $119.6 million, or 5% . Total year-over-year loan growth of $625.1 million, or 33% . Total quarterly asset growth of $87.1 million, or 3% . Total year-over-year asset growth of $569.5 million, or 22% 26

Loan Portfolio Composition

Dollars in thousands	2015	2016	3Q17	4Q17	1Q18	2Q18	3Q18
Commercial loans							
Commercial and industrial	$ 102,000	$ 102,437	$ 122,587	$ 122,940	$ 119,893	$ 107,394	$ 105,489
Owner-occupied commercial real estate	44,462	57,668	75,986	75,768	81,998	86,068	93,568
Investor commercial real estate	16,184	13,181	7,430	7,273	6,273	6,185	5,595
Construction	45,898	53,291	50,367	49,213	47,013	46,769	38,228
Single tenant lease financing	374,344	606,568	783,918	803,299	834,335	863,981	883,372
Public finance	-	-	269,347	438,341	481,923	566,184	610,858
Healthcare finance	-	-	12,363	31,573	48,891	65,605	89,525
Total commercial loans	582,888	833,145	1,321,998	1,528,407	1,620,326	1,742,186	1,826,635
Consumer loans							
Residential mortgage	214,559	205,554	291,382	299,935	318,298	337,143	362,574
Home equity	43,279	35,036	31,236	30,554	29,296	28,826	28,713
Trailers	67,326	81,186	97,811	101,369	107,714	120,957	129,571
Recreational vehicles	38,597	52,350	66,619	69,196	73,005	79,946	85,821
Other consumer loans	2,389	39,913	56,490	56,968	55,466	59,261	55,175
Total consumer loans	366,150	414,039	543,538	558,022	583,779	626,133	661,854
Net def. loan fees, prem. and disc.	4,821	3,605	2,951	4,764	5,300	5,716	5,133
Total loans	$ 953,859	$ 1,250,789	$ 1,868,487	$ 2,091,193	$ 2,209,405	$ 2,374,035	$ 2,493,622

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Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	2013	2014	2015	2016	2017	3Q TTM
Total equity - GAAP	$90,908	$96,785	$104,330	$153,942	$224,127	$287,740
Adjustments:						
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible common equity	$86,221	$92,098	$99,643	$149,255	$219,440	$283,053
Total assets - GAAP	$ 802,342	$ 970,503	$ 1,269,870	$ 1,854,335	$ 2,767,687	$3,202,918
Adjustments:						
Goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Tangible assets	$ 797,655	$ 965,816	$ 1,265,183	$ 1,849,648	$ 2,763,000	$3,198,231
Common shares outstanding	4,448,326	4,439,575	4,481,347	6,478,050	8,411,077	10,181,675
Book value per common share	$20.44	$21.80	$23.28	$23.76	$26.65	$28.26
Effect of goodwill	(1.06)	(1.06)	(1.04)	(0.72)	(0.56)	(0.46)
Tangible book value per common share	$19.38	$20.74	$22.24	$23.04	$26.09	$27.80
Total shareholders' equity to assets ratio	11.33%	9.97%	8.22%	8.30%	8.10%	8.98%
Effect of goodwill	(0.52%)	(0.43%)	(0.34%)	(0.23%)	(0.16%)	(0.13%)
Tangible common equity to tangible assets ratio	10.81%	9.54%	7.88%	8.07%	7.94%	8.85%
Total average equity - GAAP	$64,704	$93,796	$100,428	$124,023	$178,212	$242,539
Adjustments:						
Average goodwill	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)	(4,687)
Average tangible common equity	$60,017	$89,109	$95,741	$119,336	$173,525	$237,852
Return on average shareholders' equity	7.10%	4.61%	8.89%	9.74%	8.54%	9.00%
Effect of goodwill	0.55%	0.24%	0.44%	0.38%	0.23%	0.17%
Return on average tangible common equity	7.65%	4.85%	9.33%	10.12%	8.77%	9.17%

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Reconciliation of Non-GAAP Financial Measures

Dollars in thousands	2013	2014	2015	2016	2017	3Q TTM
Net Income	$ 4,593	$ 4,324	$ 8,929	$ 12,074	$ 15,226	$ 21,822
Adjustments:						
Income tax provision	1,566	2,126	4,736	5,911	7,702	5,907
Provision for loan losses	324	349	1,946	4,330	4,872	3,584
Pre-tax, pre-provision earnings	$ 6,483	$ 6,799	$ 15,611	$ 22,315	$ 27,800	$ 31,313
Net interest margin	2.67%	2.65%	2.85%	2.49%	2.39%	2.21%
Effect of fully-taxable equivalent adjustments [1]	0.12%	0.00%	0.02%	0.06%	0.18%	0.18%
Net interest margin - FTE	2.79%	2.65%	2.87%	2.55%	2.57%	2.39%
Net income - GAAP	$ 4,593	$ 4,324	$ 8,929	$ 12,074	$ 15,226	$ 21,822
Adjustments:						
Net deferred tax asset revaluation	-	-	-	-	1,846	1,846
Adjusted net income	$4,593	$4,324	$8,929	$12,074	$17,072	$23,668
Diluted average common shares outstanding	3,050,001	4,507,995	4,554,219	5,239,082	7,149,302	9,070,029
Diluted earnings per share - GAAP	$ 1.51	$ 0.96	$ 1.96	$ 2.30	$ 2.13	$ 2.39
Adjustments:						
Effect of net deferred tax asset revaluation	-	-	-	-	0.26	0.23
Adjusted diluted earnings per share	$ 1.51	$ 0.96	$ 1.96	$ 2.30	$ 2.39	$ 2.62
Return on average assets	0.67%	0.50%	0.81%	0.74%	0.66%	0.76%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	0.08%	0.06%
Adjusted return on average assets	0.67%	0.50%	0.81%	0.74%	0.74%	0.82%
Return on average tangible common equity	7.65%	4.85%	9.33%	10.12%	8.77%	9.17%
Effect of net deferred tax asset revaluation	0.00%	0.00%	0.00%	0.00%	1.07%	0.78%
Adjusted return on average tangible common equity	7.65%	4.85%	9.33%	10.12%	9.84%	9.95%

[1] Assuming a 21% tax rate in 2018 and a 35% tax rate in 2017

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